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                                                                    EXHIBIT 99.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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UNITED STATES OF AMERICA,          :
                                        INDICTMENT
         -v-                       :
                                        00 Cr. ( )
ROBERT A. LINO,                    :
     a/k/a "Little Robert,"
JAMES S. LABATE,                   :
     a/k/a "Jimmy,"
FRANK A. PERSICO,                  :
     a/k/a "Frankie,"
ANTHONY P. STROPOLI,               :
SALVATORE R. PIAZZA,
     a/k/a "Sal,"                  :
STEPHEN E. GARDELL,
CARY F. CIMINO,                    :
SEBASTIAN RAMETTA
     a/k/a "Sebbie,"               :
JAMES F. CHICKARA,
RALPH DEMATTEO,                    :
     a/k/a "Ralphie,"
ROBERT P. GALLO,                   :
     a/k/a "Bobby,"
MICHAEL T. GRECCO,                 :
JOHN M. BLACK, JR.,
ANGELO CALVELLO,                   :
     a/k/a "Tony,"
JOSEPH A. MANN,                    :
     a/k/a "Andy,"
WILLIAM M. STEPHENS,               :
     a/k/a "Bill,"
GLENN B. LAKEN,                    :
GENE PHILLIPS,
A. CAL ROSSI,                      :
VINCENT G. LANGELLA,
     a/k/a "Vinny,"                :
WILLIAM F. PALLA,
TODD M NEJAIME, and                :
STEVEN J. DAPUZZO,
                                   :
            Defendants.

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                              RACKETEERING CHARGES

                                   COUNT ONE

                                  Racketeering

         The Grand Jury charges:

                                 The Enterprise

         At all times relevant to this Indictment, in the Southern District of New York and elsewhere:

         1. DMN Capital Investments, Inc. ("DMN Capital"), held itself out as a financial advisory firm that provided investment banking and stock promotion services. DMN Capital first maintained an office at 67 Liberty Street in New York, New York and later established its office at 5 Hanover Square, New York, New York.

         2. ROBERT A LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," FRANK A PERSICO, a/k/a "Frankie," ANTHONY P. STROPOLI, SALVATORE R. PIAZZA, a/k/a "Sal," STEPHEN E. GARDELL, CARY F. CIMINO, SEBASTIAN RAMETTA, a/k/a "Sebbie," JAMES F. CHICKARA, ROBERT P. GALLO, a/k/a "Bobby," MICHAEL T. GRECCO, JOHN M. BLACK, JR., ANGELO CALVELLO, a/k/a "Tony," JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, VINCENT G. LANGELLA, a/k/a "Vinny," WILLIAM F. PALLA, and TODD M. NEJAIME, the defendants, and others known and unknown, and DMN Capital, were members and associates of a criminal organization engaged in securities



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fraud, wire fraud, pension fund fraud, illegal kickbacks to union officials, extortion, money laundering, bribery, witness tampering and murder solicitation.

         3. The organization, including its leadership, its membership, and its associates, constituted an "enterprise," as that term is defined in Title 18, United States Code, Section 1961(4), that is, a group of individuals and entity, DMN Capital, associated in fact, although not a legal entity. At various times relevant to this Indictment, the enterprise operated in the Southern and Eastern Districts of New York, the District of New Jersey, the Northern District of Illinois, the Northern District of Texas, the Northern District of California, among other locations in the United States and abroad. At all times relevant to this Indictment, the enterprise was engaged in, and its activities affected, interstate and foreign commerce.

         4. The enterprise charged in this Indictment consisted of individuals, a number of whom were members and associates were members and associates of Organized Crime Families of La Cosa Nostra ("LCN Families") in the New York City area, namely the Bonanno Crime Family, the Colombo Crime Family, the Gambino Crime Family, the Genovese Crime Family, and the Luchese Crime Family, associated together with DMN Capital to engage in criminal activities.

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         5. The enterprise used its affiliation with various LCN Families to further the illegal goals of the enterprise. The members and associates of the enterprise charged in this Indictment were united by their common criminal interests, regardless of the particular LCN Family, if any, with which a particular individual was associated.

                           Purposes of the Enterprise

         6. The purposes of the enterprise included the following:

                  a. Enriching the members and associates of the enterprise through, among other things, securities fraud, wire fraud, and extortion;

                  b. Concealing and promoting the enterprise's unlawful activity by laundering the proceeds of securities fraud and wire fraud; and

                  c. Preserving, protecting, and augmenting the power and financial profits of the enterprise through the use of intimidation, threats of violence, actual violence, intimidation, bribery of public officials, obstruction of justice, witness tampering and murder solicitation.

                      Means and Methods of the Enterprise

         7. Among the means and methods employed by the members and associates of the enterprise in the conduct of the enterprise were the following:



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A.  Schemes To Defraud Investors
    In Publicly Traded Securities

         8. The enterprise sought and obtained secret control of large blocks of free trading securities of publicly traded companies at little or no cost to the enterprise. The enterprises obtained inexpensive free trading stock by, among other means, systematically exploiting and violating various rules and regulations of the United States Securities and Exchange Commission ("SEC") governing the registration and issuance of securities, and, in certain instances, entering into illegal agreements with persons in control of public companies to violate said SEC rules and regulations for the purpose of conveying inexpensive stock to the enterprise. The enterprise then fraudulently inflated the market prices of these securities through, among other means, (a) engaging in prearranged trades that were fraudulently designed to give the appearance of legitimate market activity; (b) unlawfully stimulating retail demand for securities by paying secret bribes to stock brokers to cause their customers to buy and hold securities; and (c) controlling and attempting to control the available supply of securities. The enterprise then defrauded investors by selling the securities that the enterprise secretly controlled to investors in transactions that had been unlawfully motivated by bribes and that were generally at prices that had been fraudulently inflated by the enterprise.

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         9. The following publicly traded companies, among others, entered into corrupt agreements with the enterprise in furtherance of the enterprise's schemes to defraud investors:

            a. Spaceplex Amusement Centers International Ltd. ("Spaceplex"), a Nevada corporation that maintained its principal place of business in Great Neck, New York. Spaceplex common stock was listed on the OTC Bulletin Board, a regulated quotation service that displayed real-time quotes, last-sale prices, and volume information in over-the-counter ("OTC") securities.

            b. Reclaim Inc. ("Reclaim"), a Delaware corporation that maintained its principal place of business in Tampa, Florida. Reclaim common stock was listed on the NASDAQ Small Cap market.

            c. Beachport Entertainment Corp. ("Beachport"), a Utah corporation that maintained its principal place of business in Los Angeles, California. Beachport common stock was listed on the OTC Bulletin Board.

            d. International Nursing Services Inc. ("International Nursing"), a Colorado corporation that maintained its principal place of business in Denver, Colorado. International Nursing common stock, preferred stock and warrants were listed on the NASDAQ Small Cap market.


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         e. Leasing Edge Corporation ("Leasing Edge"), a Delaware corporation that maintained its principal place of business in Las Vegas, Nevada. Leasing Edge common stock and warrants were listed on the NASDAQ Small Cap Market.

         f. Globus International Resources Corp., ("Globus International"), a Nevada corporation that maintained its principal place of business in New York, New York. Globus International common stock was listed on the OTC Bulletin Board.

     10. In addition, the enterprise gained secret control of large blocks of free trading stock of the following issuers and executed schemes of defraud investors:

         a. Innovative Medical Services, ("Innovative Medical"), a California corporation that maintained its principal place of business in El Cajon, California. Innovative Medical common stock and warrants were listed on the NASDAQ Small Cap market.

         b. Accessible Software, Inc. ("Accessible Software"), a New Jersey corporation that maintained its principal place of business in Annandale, New Jersey. Accessible Software common stock was listed on the OTC Bulletin Board.

     11. The enterprise used DMN Capital to, among other things, negotiate and enter into fraudulent agreements with issuers, maintain secret control of securities, and funnel illegal payments to stock brokers. DMN Capital, both directly

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and indirectly, controlled numerous other entities as well as bank and brokerage accounts for the purpose of achieving the unlawful purposes of the enterprise.

         12. To facilitate it schemes to defraud investors in publicly traded securities, the enterprise infiltrated and gained secret control of brokerage firms and branch offices of brokerage firms, including:

             a. Monitor Investment Group, Inc., a broker-dealer that was registered with the SEC that operated branches at 20 Exchange Place, 919 Third Avenue and 30 Broad Street in New York City. From in or about September 1995 to in or about June 1996, the enterprise operated Monitor's three New York branches as "boiler rooms" and employed a host of manipulative sales practices that facilitated the sale of Beachport, International Nursing, Accessible Software and other securities (the "House Stocks") to unwitting investors. Among other fraudulent sales practices at Monitor, the enterprise, through its members and associates, (i) manipulated the retail sales price of House Stocks on a daily basis; (ii) paid brokers exorbitant commissions based upon excessive "spreads" or "mark-ups" that the enterprise controlled through its domination of the market for the House Stocks; (iii) systematically failed to disclose its fraudulent mark-ups and exorbitant commissions to its customers; (iv) prohibited Monitor's brokers from executing sell orders from





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Monitor's customers on House Stocks; (v) paid secret bribes to select brokers at Monitor; and (vi) employed scores of unlicensed brokers and cold-callers.

          b. A branch of Meyers Pollack and Robbins, a broker-dealer registered with the SEC, located at 30 Broad Street, New York, New York. From in or about July 1996 to in or about September 1996, the enterprise entered into an agreement with the principal of Meyers Pollack that permitted its former Monitor branch at 30 Broad Street to continue operation as a Meyers Pollack branch. The enterprise used its secret control of the 30 Broad Street branch of Meyers Pollack to, among other things, defraud investors in the securities of Innovative Medical and Leasing Edge.

          c. Two branches of First Liberty Investment Group, Inc., a broker dealer registered with the SEC, located at 80 Broad Street and 84 William Street in New York, New York. The enterprise also exercised significant control over First Liberty's trading operations. The enterprise used its secret control at First Liberty to facilitate the scheme to defraud investors in Globus International.

     13. The enterprise also entered into corrupt deals with brokers at other firms who, in return for secret bribes, agreed to cause their customers to buy and hold (or "put away") securities. These bribes were paid in the form of cash,



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securities, payments to third-party nominees, as well as securities sold in rigged transactions at substantial discounts to the then-prevailing market price. In addition to bribing individual brokers, the enterprise entered into bribery arrangements to "put away" securities with the principals of branches of other firms, as well as with persons who controlled "crews" of brokers acting in concert with respect to a particular security, including the following:

                  a. A crew of brokers at William Scott & Company, a broker-dealer registered with the SEC that was located in Union, New Jersey. This crew of brokers agreed to be bribed to "put away" Reclaim, International Nursing, Leasing Edge, and Innovative Medical securities, among others.

                  b. The principals of the Meyers Pollack branch located at 67 Wall Street who agreed to be bribed to "put away" International Nursing, Leasing Edge, and Innovative Medical securities, among others.

                  c. A crew of brokers at Atlantic General Financial Group, a broker-dealer registered with the SEC that operated a branch at 19 Rector Street, New York, New York. This crew of brokers agreed to be bribed to "put away" Spaceplex and Reclaim and later entered in an agreement with the enterprise to operate Monitor's 20 Exchange Place branch.





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         14. In addition to the schemes to defraud investors in Spaceplex,
Reclaim, Beachport, International Nursing, Leasing Edge, Innovative Medical, Accessible Software and Globus International securities, all of which featured actual and attempted control and domination of the market for each security, the enterprise periodically sought illegal profits through its participation in, and facilitation of, schemes where the illegal conduct was the paying of bribes to brokers in return for causing their customers to "put away" securities. The securities of the following companies, among others, were the subject of broker bribery schemes that the enterprise facilitated:

                  a. Healthwatch, Inc., a Minnesota corporation, that maintained its principal place of business in Atlanta, Georgia. Healthwatch common stock was listed on the NASDAQ Small Cap market. The enterprise facilitated bribes to brokers at Bell Investment Group, a broker-dealer registered with the SEC located in New York, New York, in return for "putting away" Healthwatch stock.

                  b. GTrade.Network, Inc., ("GTrade"), a Delaware corporation that maintained its principal place of business in Great River, New York. The enterprise facilitated bribes to brokers at Bryn Mawr Investment Group, a broker-dealer registered with the SEC with branch offices in New York, New York Staten Island, New York, in return for "putting away" GTrade stock.




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B. Extortion, Threats and Intimidation

     15. The enterprise used extortion, threats and intimidation to further its illegal activities in the public securities markets. The enterprise used its LCN Family backing and affiliation to instill fear in brokers and other market participants who did business with the enterprise. A principal objective was to enforce agreements with brokers to "put away" stock in return for bribes. Brokers who reneged on these agreements were subject to beatings and threats of beatings. The enterprise used extortionate means to seek repayment of bribes from brokers and stock promoters who, contrary to the illegal agreement to keep securities "put away," permitted brokerage firm customers to sell such securities to the market. Another objective was to enforce discipline among brokers who worked in brokerage firms controlled and dominated by the enterprise. Brokers employed at Monitor's 20 Exchange Place branch who failed to push Monitor's House Stocks on Monitor's customers were subjected to intimidation and violence at the hands of members and associates of the enterprise.

C. Schemes To Defraud Investors In Private Placements of Securities

     16. The enterprise entered into unlawful agreements with companies that sought to sell securities to investors in private placements. Members and associates of the enterprise dominated and controlled each of these companies. The essence of


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these unlawful agreements was that brokers who sold securities in these private placements would be paid secret exorbitant sales commissions of up to 50 percent of the proceeds obtained from investors. The enterprise profited by retaining a portion of these excessive sales commissions for itself. The enterprise also sought to further the control and domination of its members and associates over these companies by assisting in raising capital through fraudulent means. Among other private placements of securities, the enterprise fraudulently sold and agreed to cause the sale of securities issued by the following companies:

                  a. Ranch*1 Inc., a Delaware corporation with its principal place of business in New York, New York. Ranch*1 operated and franchised fast-food restaurants featuring grilled chicken sandwiches throughout New York City area and elsewhere.

                  b. World Gourmet Soups, Inc., d/b/a "The Manhattan Soup Man," ("Manhattan Soup Man"), a Delaware corporation with its principal place of business in New York, New York. Manhattan Soup Man operated and franchised fast food restaurants and kiosks and sold prepared soups to the restaurant industry.

                  c. Jackpot Entertainment Magazine, Inc., ("Jackpot") a New York corporation with its principal place of

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business in Brooklyn, New York. Jackpot published a magazine on the gaming industry.

D.  The Money Laundering Schemes

         17. The enterprise engaged in, and caused other persons and entities to engage in, a variety of financial transactions with the proceeds of its securities fraud schemes that were designed to conceal the fact that funds received from defrauded investors were the proceeds of specified unlawful activity, and to promote continuing schemes to defraud investors. These laundering transactions took the following forms, among others: (a) structured withdrawals of cash from financial institutions; (b) checks drawn on bank accounts in the names of nominees to pay off brokers; (c) wire transfers of funds to bank and brokerage accounts in the names of nominees to pay bribes to brokers; and (d) wire transfers of funds to bank accounts of persons who agreed to return cash to the enterprise in return for a fee.

E.  The Union Pension Fund
    Fraud and Kickback Schemes

         18. In or about the Fall of 1999, the enterprise expanded its racketeering activity to include schemes to defraud the pension funds of various union locals and to pay illegal kickbacks to union officials. Some of these union locals were influenced by LCN Families, including Production Workers Local 400, which was influenced by the Colombo Crime Family. In




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addition to these union locals, the enterprise also targeted the pension fund of the Detectives' Endowment Association, the labor organization that serves the interests of detectives of the New York City Police Department.

         19. To achieve it unlawful objectives, the enterprise devised two fraudulent investments that appeared to be investments suitable for pension funds and that were designed to appear legitimate so as to withstand the scrutiny of honest union officials. These fraudulent investments included:

             a. A securities offering of American Realty Trust, a publicly traded real estate investment trust that was listed on the New York Stock Exchange under the ticker symbol "ARB." The affairs of American Realty Trust were controlled by Basic Capital Management Inc. ("Basic Capital"), a Dallas, Texas advisory firm that also advised three related real estate investment trusts. Pursuant to the scheme, Basic Capital agreed with the enterprise to cause American Realty Trust to issue a series of preferred stock (the "ARB Series J Preferred Stock"). Basic Capital further agreed with the enterprise that for every $13 million of ARB Series J Preferred Stock sold to institutional buyers, including union pension funds, Basic Capital would cause approximately $2 million of the proceeds to be paid secretly to the enterprise. The enterprise, including members and associates affiliated with Basic Capital, planned to pay off






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corrupt union officials with a portion of its share of the offering proceeds.

            b. An offering of interests in a hedge fund known as the "TradeVentureFund," which represented itself as having a proprietary trading strategy in securities, commodities, futures, and options as well as stocks that permitted it to significantly out-perform such market benchmarks as the Standard & Poor's 500 Index and the NASDAQ Composite Index. TradeVentureFund also claimed to set aside a portion of its funds under management for venture capital investments in companies. Pursuant to the scheme, TradeVentureFund would churn commodities transactions, thereby generating excessive trading commission expenses, a portion of which would be kicked back to the enterprise. The enterprise in turn planned to pay off corrupt union officials with a portion of its share of the kickback. In addition, TradeVentureFund planned to place a portion of its venture capital funds in fraudulent deals coordinated by members and associates of the enterprise in a manner designed to generate unlawful profits for the enterprise.

F.  Bribery and Witness Tampering

         20. The enterprise sought to impede federal law enforcement scrutiny of its illegal activities, and the illegal activities of members and associates of LCN Families, by obtaining confidential information concerning federal law





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enforcement investigations and disseminating such information to members and associates of the enterprise. This confidential information concerned, among other things, whether members and associates of the enterprise, as well as members and associates of LCN Families, were the subjects of federal grand jury investigations, faced imminent indictment and arrest, and were the subjects of electronic surveillance. The enterprise shared this information with members and associates of LCN Families in the New York City area.

         21. The enterprise sought to identify informants and cooperating witnesses whom the enterprise believed had assisted the Federal Bureau of Investigation in its investigations and who agreed to testify in federal criminal trials of members and associates. The enterprise further sought to prevent the attendance and testimony of cooperating witnesses at grand jury proceedings and trials through, among other means, the solicitation of murder.

                                 The Defendants

         22. At various times relevant to the Indictment, the defendants listed below were members of the enterprise:

             a. ROBERT A. LINO, a/k/a "Little Robert," the defendant, was a soldier and later a capo in the Bonanno Crime Family. LINO supervised the activities of members and associates of the enterprise. LINO used his membership in the Bonanno Crime






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Family to control the activities of the members and associates of the enterprise and to resolve disputes among the members and associates, as well as disputes between members and associates of the enterprise and others.

          b. JAMES S. LABATE, a/k/a "Jimmy," the defendant, was an associate of the Gambino Crime Family who had functioned as an associate of the Bonanno Crime Family and had endeavored to become a member of that crime family. LABATE was a partner in the operation of DMN Capital. Among other things, LABATE participated in the enterprise's schemes to defraud, and used threats, intimidation, and extortion to further the interests of the enterprise.

          c. FRANK A. PERSICO, a/k/a "Frankie," the defendant, was an associate of the Colombo Crime Family. PERSICO was a registered stock broker who headed crews of corrupt brokers at William Scott, First Liberty, and Bryn Mawr. PERSICO participated in the enterprise's schemes to defraud investors in Reclaim, International Nursing, Leasing Edge, Innovative Medical, Globus International, and GTrade, among others. As of in or about June 1999, PERSICO was the Treasurer of Production Workers Local 400 in New York, New York ("Local 400"). PERSICO used his status with the Colombo Crime Family to facilitate the enterprise's plan to defraud Local 400.



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          d. ANTHONY P. STROPOLI, the defendant, was an associate of and later a soldier in the Colombo Crime Family. STROPOLI controlled the 30 Broad Street branch of First Liberty and later, together with FRANK PERSICO, the defendant, secretly controlled Bryn Mawr Investment Group branches in Manhattan and on Staten Island. Among other things, STROPOLI participated in the scheme to defraud investors in Globus International and in the enterprise's money laundering activities.

          e. SALVATORE R. PIAZZA, a/k/a "Sal," the defendant, was an associate of the Bonanno Crime Family, a partner in DMN Capital and an owner of Monitor. Among other things, PIAZZA facilitated the enterprise's secret control of Monitor and coordinated the payment of secret bribes to brokers.

          f. STEPHEN E. GARDELL, the defendant, was a New York City Police Department ("NYPD") Detective and the Treasurer of the Detectives' Endowment Association ("DEA"). Among other things, GARDELL received bribes in return for providing confidential information concerning federal law enforcement operations to other members and associates of the enterprise, and corruptly agreed to defraud the DEA pension plan for the benefit of the enterprise and for personal profit.

          g. CARY F. CIMINO, the defendant, was a New York-based stock promoter who, among other things, arranged for secret bribes to scores of corrupt brokers on deals controlled by



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the enterprise, including Spaceplex, Reclaim, Beachport and International
Nursing. CIMINO also solicited the murder of a person he believed to be a cooperating witness.

          h. SEBASTIAN RAMETTA, a/k/a "Sebbie," the defendant, was an associate of the Colombo Crime Family. RAMETTA was the president and chief executive officer of Ranch*1, and controlled stock in Ranch*1 and Manhattan Soup Man securities offerings both to obtain money and to advance the interests of the Colombo Crime Family in these businesses.

          i. JAMES F. CHICKARA, the defendant, was an associate of the Colombo Crime Family. CHICKARA was the vice chairman of Ranch*1, and controlled stock in Ranch*1 and Manhattan Soup Man. CHICKARA agreed with members and associates of the enterprise to defraud investors in Ranch*1 and Manhattan Soup Man securities offerings both to obtain money and to advance the interests of the Colombo Crime Family in these businesses.

          j. ROBERT P. GALLO, a/k/a "Bobby," the defendant, was an associate of the Genovese Crime Family who, among other things, assisted members and associates of the enterprise in operating Monitor, recruiting crews of brokers to work on behalf of the enterprise, and facilitating secret cash



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payments to crews of brokers at other brokerage firms, including William Scott and Atlantic General.

            k. MICHAEL T. GRECCO, the defendant, was an associate of the Colombo Crime Family who, among other things, presented fraudulent deals to the enterprise, assisted members and associates of the enterprise in laundering the proceeds of unlawful activity, and facilitated secret cash payments to brokers.

            l. JOHN M. BLACK, JR., the defendant, was an associate of the Luchese Crime Family and the principal of Grady and Hatch & Company Inc., a broker-dealer in New York, New York. Among other things, BLACK facilitated the union pension fund schemes by recruiting GLENN B. LAKEN, the defendant, to the enterprise.

            m. ANGELO CALVELLO, a/k/a "Tony," the defendant, assisted members and associates of the enterprise in recruiting union locals, including Local 137 of the Operating Engineers Union, to participate in fraudulent investment schemes. In addition, CALVELLO agreed to participate in fraudulent private offering of Ranch*1 stock.

            n. JOSEPH A. MANN, a/k/a "Andy," the defendant, was a stock promoter and investment banker who controlled, among other entities, First Columbus Securities, Ltd., a purported broker-dealer based in Nevis, West Indies, and the International


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Depositary Trust Corp. Among other things, MANN introduced to the enterprise corrupt deals, including Spaceplex, GTrade, and ARB Series J Preferred Stock, assisted in fraudulent promotions and market manipulation, and shared in the unlawful proceeds of securities fraud.

            o. WILLIAM M. STEPHENS, a/k/a "Bill," the defendant, was the chief investment strategist of Husic Capital Management, an investment adviser based in San Francisco, California. Among other things, STEPHENS agreed to bribe union officials to induce them to place union pension assets under his management and to violate his fiduciary duties to his clients by investing those assets in ARB Series J Preferred Stock and TradeVentureFund.

            p. GLENN B. LAKEN, the defendant, was the principal manager of the TradeVentureFund. Among other things, LAKEN participated in the union pension fund and kickback schemes by recruiting WILLIAM M. STEPHENS, a/k/a "Bill," the defendant, and agreeing to pay secret bribes to union officials funded through kickbacks from TradeVentureFund.

            q. GENE PHILLIPS, the defendant, secretly controlled Basic Capital, the adviser to American Realty Trust, Inc., the issuer of the ARB Series J Preferred Stock. PHILLIPS agreed with other members and associates of the enterprise to defraud union pension funds in connection with the sale of ARB


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Series J Preferred Stock. PHILLIPS used his secret control of Basic Capital to order the issuance of ARB Series J Preferred Stock.

            r. A. CAL ROSSI, the defendant, was the managing director of capital markets for Basic Capital. ROSSI structured the fraudulent ARB Series J Preferred Stock offering with members and associates of the enterprise and agreed that a portion of the offering proceeds would be used to pay secret bribes to union officials.

            s. VINCENT G. LANGELLA, a/k/a "Vinny," the defendant, was an associate of the Colombo Crime Family. LANGELLA was a registered stock broker at, among other firms, William Scott, First Liberty and Bryn Mawr. Among other things, LANGELLA participated in schemes to defraud investors in International Nursing and GTrade.

            t. WILLIAM F. PALLA, the defendant, was a principal of Monitor who facilitated the enterprise's secret control of Monitor. Among other things, PALLA supervised the Monitor "boiler room" at 20 Exchange Place in Manhattan and jointly oversaw Monitor's trading activities.

            u. TODD M. NEJAIME, the defendant, was a stock broker and promoter. Among other things, NEJAIME accepted secret bribes in returning for procuring the sale of millions of dollars


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of stocks fraudulently promoted by the enterprise. NEJAIME also managed
Monitor's Third Avenue office in Manhattan.

                           The Racketeering Violation

         23. From in or about early 1995 to the present, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES
S. LABATE, a/k/a "Jimmy," FRANK A. PERSICO, a/k/a "Frankie," ANTHONY P. STROPOLI, SALVATORE R. PIAZZA, a/k/a "Sal," STEPHEN E. GARDELL, CARY F. CIMINO, SEBASTIAN RAMETTA, a/k/a "Sebbie," JAMES F. CHICKARA, ROBERT P. GALLO, a/k/a "Bobby," MICHAEL T. GRECCO, JOHN M. BLACK, JR., ANGELO CALVELLO, a/k/a "Tony," JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, VINCENT G. LANGELLA, a/k/a "Vinny," WILLIAM F. PALLA, and TODD M. NEJAIME, the defendants, and others known and unknown, being persons employed by and associated with the racketeering enterprise described in paragraphs one to twenty-two, which enterprise was engaged in, and the activities of which affected, interstate and foreign commerce, unlawfully, willfully, and knowingly conducted and participated, directly and indirectly, in the conduct of the affairs of that enterprise through a pattern of racketeering activity, that is, through the commission of the following acts of racketeering:

                      The Pattern of Racketeering Activity

         24. The pattern of racketeering activity, as defined in Title 18, United States Code, Sections 1961(1) and 1961(5), consisted of the following acts:

                              Racketeering Act One

                          Fraud In Connection With The
                   Purchase And Sale of Spaceplex Securities

         25. From in or about January 1995, up to and including in or about October 1995, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of

Spaceplex common stock, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                              Racketeering Act Two

                          Fraud In Connection With The
                    Purchase And Sale of Reclaim Securities

         26. From in or about May 1995, up to and including in or about September 1995, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 249.10b-5, by (a) employing devices, schemes, and artifice to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Reclaim common stock, in violation of

Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                             Racketeering Act Three

                          Fraud In Connection With The
                   Purchase And Sale of Beachport Securities

     27. From in or about August 1995, up to and including in or about May 1996, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Beachport common stock, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                             Racketeering Act Four

                          Fraud In Connection With The
             Purchase And Sale of International Nursing Securities

         28. From in or about October 1995, up to and including in or about June 1996, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and, instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person in connection with the purchase and sale of International Nursing common stock, preferred stock and warrants, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                             Racketeering Act Five

                          Fraud In Connection With The
                  Purchase and Sale of Leasing Edge Securities

     29. From in or about November 1995, up to and including in or about October 1996, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," and FRANK A. PERSICO, a/k/a/ "Frankie," the defendants, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes; and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Leasing Edge common stock and warrants, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                              Racketeering Act Six

                          Fraud In Connection With The
              Purchase And Sale of Accessible Software Securities

     30. From in or about December 1995, up to and including in or about May 1996, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," WILLIAM F. PALLA," and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Accessible Software common stock, in violation of Title 15, United State Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                             Racketeering Act Seven

                          Fraud In Connection With The
              Purchase And Sale of Globus International Securities

     31. From in or about October 1996, up to and including in or about January 1998, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a/, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," and ANTHONY P. STROPOLI, the defendants, and Steven J. Dapuzzo, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations,
Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud,
(b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Globus International common stock, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                             Racketeering Act Eight

                         Extortion of a Stock Promoter

         32. The defendants named below committed the following acts, any of one which alone constitutes the commission of Racketeering Act Eight:

                  a. Extortion Conspiracy

         In or about April and May 1995, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," CARY F. CIMINO, and ROBERT P. GALLO, a/k/a "Bobby," the defendants, and others known and unknown, unlawfully, willfully, and knowingly combined, conspired, confederated, and agreed together and with each other to commit extortion, as that term is defined in Title 18, United States Code, Section 1951(b)(2), by taking money and property, namely, a $40,000 debt owed by a stock promotor to CARY F. CIMINO, the defendant, from and with the consent of the stock promoter, which consent was induced by the wrongful use of actual and threatened force, violence, and fear, and thereby would and did obstruct, delay, and affect commerce, and the movement of articles and commodities in commerce, as that term is defined in Title 18, United States Code, Section 1951(b)(3), in violation of Title 18, United States Code, Section 1951.

                  b. Attempted Extortion

         In or about May 1995, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," CARY F. CIMINO, and ROBERT P. GALLO, a/k/a "Bobby," the defendants, and others known and unknown, unlawfully, willfully, and knowingly attempted to commit extortion, as that term is defined in Title 18, United States Code, Section 1951(b)(2), by taking and attempting to take money and property, a $40,000 debt owed by a stock promoter to CARY F. CIMINO, from and with the consent of the stock promoter, which consent was induced by the wrongful use of actual and threatened force, violence, and fear, and thereby would obstruct, delay, and affect commerce, and the movement of articles and commodities in commerce, as that term is defined in Title 18, United States Code, Section 1951(b)(3), in violation of Title 18, United States Code, Sections 1951 and 2.

                  c. Extortion Conspiracy

         In or about April and May 1995, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," CARY F. CIMINO, and ROBERT P. GALLO, a/k/a "Bobby," the defendants, and others known and unknown, unlawfully, willfully, and knowingly, combined, conspired, confederated, and agreed together and with each other to steal the property of another, namely, a sum of money from a stock promoter, by means of extortion, by instilling in the stock promoter a fear that the defendants would cause physical injury to some person in the future, in violation of New York State Penal Law.

                             Racketeering Act Nine

                          Money Laundering Conspiracy

     33. From in or about January 1995 to in or about October 1996, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," FRANK A. PERSICO, a/k/a "Frankie," SALVATORE R. PIAZZA, a/k/a "Sal," CARY F. CIMINO, ROBERT P. GALLO, a/k/a "Bobby," TODD M. NEJAIME, together with others known and unknown, knowing that the property involved in financial transactions represented the proceeds of some form of unlawful activity, did knowingly and intentionally conspire to conduct such financial transactions affecting interstate and foreign commerce, which transactions in fact involved the proceeds of a specified unlawful activity, namely, securities fraud in connection with purchases and sales of securities issued by Reclaim, Beachport, and International Nursing, in violation of Title 15, United States Code, Sections 78j(b) and 78ff, (a) with the intent to promote the carrying on of said specified unlawful activity, and (b) knowing that the transactions were designed in whole and in part to conceal and disguise the nature, location, source, ownership and control of the proceeds of said specified unlawful activity, all in violation of Title 18, United State Code,
Section 1956(h).

                              Racketeering Act Ten

                          Money Laundering Conspiracy

         34. From in or about December 1999 to the present, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," ANTHONY P. STROPOLI, SALVATORE R. PIAZZA, a/k/a "Sal," MICHAEL T. GRECCO, the defendants, and Ralph Dematteo, together with others known and unknown, knowing that the property involved in financial transactions represented the proceeds of some form of unlawful activity, did knowingly and intentionally conspire to conduct such financial transactions affecting interstate and foreign commerce, which transactions in fact involved the proceeds of a specified unlawful activity, namely, fraud in the sale of securities, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, and wire fraud, in violation of United States Code, Section 1343, (a) with the intent to promote the carrying on of said specified unlawful activity, and (b) knowing that the transactions were designed in whole and in part to conceal and disguise the nature, location, source ownership and control of the proceeds of said specified unlawful activity, all in violation of Title 13, United States Code,
Section 1956(h).

                            Racketeering Act Eleven

                        Kickback and Wire Fraud Schemes
                   Targeting Production Workers Pension Fund

     35. The defendants named below committed the following acts, any one of which alone constitutes the commission of Racketeering Act Eleven:

          a. Receipt of Illegal Kickbacks

     From in or about October 1999 to the present, in the Southern District of New York and elsewhere, FRANK A. PERSICO, a/k/a "Frankie" the defendant, being an officer, counsel, agent and employee of an employee organization, namely, Production Workers Local 400, whose members were covered by an employee pension benefit plan subject to title I of the Employee Retirement Income Security Act, namely, the Production Workers Pension Fund, did unlawfully and knowingly receive and agree to receive and solicit fees, kickbacks, commissions, gifts, loans, money and things of value because of and with intent to be influenced with respect to his actions, decisions and other duties relating to questions and matters concerning such plan, namely, the selection of an investment adviser and the investment of plan assets in Series J Preferred Stock and interests in TradeVentureFund, from ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a/ "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and A. CAL

ROSSI, in violation of Title 18, United States Code, Sections 1954 and 2.

          b. Payment of Illegal Kickbacks

     From in or about October 1999 to the present, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and A. CAL ROSSI, the defendants, and others known and unknown, unlawfully, and knowingly did give and offer, and promise to give and offer, directly and indirectly, fees, kickbacks, commissions, gifts, loans, money and things of value to FRANK PERSICO, a/k/a "Frankie," who was an officer, counsel, agent, and employee of an employee organization, namely, Production Workers Local 400, whose members were covered by an employee pension benefit plan subject to title I of the Employee Retirement Income Security Act, namely, the Production Workers Pension Fund, because of and with intent to influence FRANK PERSICO's actions, decisions and other duties relating to questions and matters concerning such plan, namely, the selection of an investment adviser and the investment of plan assets in Series J Preferred Stock and interests in TradeVentureFund, in violation of Title 18, United States Code, Sections 1954 and 2.

          c. Wire Fraud

     From in or about October 1999 to the present, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," FRANK A. PERSICO, a/k/a "Frankie," SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and A. CAL ROSSI, the defendants, unlawfully, willfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud and to obtain money and property by means of false and fraudulent pretenses, representations and promises, namely, a scheme and artifice to obtain Production Workers Pension Fund assets by fraudulently causing them to be invested in ARB Series J Preferred Stock and interests in TradeVentureFund, transmitted and caused to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, and sounds for the purpose of executing such scheme and artifice, namely, a fax transmission from San Francisco, California to New York, New York on or about March 2, 2000, in violation of Title 18, United States Code, Sections 1343 and 2.

                            Racketeering Act Twelve

                       Scheme to Defraud DEA Annuity Fund

     36. From in or about December 1999 to the present, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," STEPHEN E. GARDELL, SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and
A. CAL ROSSI, the defendants, unlawfully, willfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud and to obtain money and property by means of false and fraudulent pretenses, representations and promises, namely, a scheme and artifice to obtain assets of the Annuity
Fund of the Detectives' Endowment Association by fraudulently causing them to be invested in ARB Series J Preferred Stock and interests in TradeVentureFund, transmitted and caused to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, and sounds for the purpose of executing such scheme and artifice, namely, a fax transmission from San Francisco, California to New York, New York on or about April 13, 2000, in violation of Title 18, United States Code, Sections 1343 and 2.

                           Racketeering Act Thirteen

                        Kickback and Wire Fraud Schemes
                        Targeting Local 137 Pension Plan

     37. The defendants named below committed the following acts, any one of which alone constitutes the commission of Racketeering Act Thirteen:

                  a. Payment of Illegal Kickbacks

         From on or about April 5, 2000 to the present, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ANGELO CALVELLO, a/k/a "Tony," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and
A. CAL ROSSI, and the defendants, and others known and unknown, unlawfully and knowingly did give and offer, and promise to give and offer, directly and indirectly, fees, kickbacks, commissions, gifts, loans, money and things of value to persons who were officers, counsel, agents, and employees of an employee organization, namely, officers of the International Union of Operating Engineers Local 137 located in Briarcliff Manor, New York, whose members were covered by an employee pension benefit plan subject to title I of the Employee Retirement Income Security Act, namely, the pension plans of IUOE Local 137 137A 137B 137C 137R AFL-CIO, because of and with intent to influence their actions, decisions and other duties relating to questions and matters concerning such plan, namely, the selection of an investment adviser and the investment of plan assets in Series J Preferred Stock and interests in TradeVentureFund, in violation of Title 18, United States Code, Sections 1954 and 2.

                  b. Wire Fraud

         From on or about April 5, 2000 to the present, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ANGELO CALVELLO, a/k/a "Tony," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and A. CAL ROSSI, the defendants, unlawfully, willfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud and to obtain money and property by means of false and fraudulent pretenses, representations and promises, namely, a scheme and artifice to obtain assets of the pension plans of IUOE Local 137 137A 137B 137C 137R AFL-CIO by fraudulently causing them to be invested in ARB Series J Preferred Stock and interests in the TradeVentureFund, transmitted and caused to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, and sounds for the purpose of executing such scheme and artifice, namely, a telephone call between San Francisco, California to New York, New York on or about April 13, 2000, in violation of Title 18, United States Code, Sections 1343 and 2.

                           Racketeering Act Fourteen

                          Fraud In Connection With The
                     Purchase And Sale of GTrade Securities

         38. From in or about January 2000 through in or about March 2000, in the Southern District of New York, and elsewhere, ROBERT A. LINO, JAMES S. LABATE, a/k/a, "Jimmy," FRANK A. PERSICO, a/k/a "Frankie," JOSEPH A. MANN, a/k/a "Andy," and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulation, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of GTrade common stock, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                            Racketeering Act Fifteen

                                Bribe Receiving

     39. From in or about early 1997 through in or about April 2000, in the Southern District of New York and elsewhere, STEPHEN E. GARDELL, the defendant, being a public servant, unlawfully, knowingly, and willfully, did solicit, accept and agree to accept any benefit, namely, cash, property and other things of value, from other persons, namely, JAMES S. LABATE, a/k/a Jimmy, and SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, and others, upon an agreement and understanding that his vote, opinion, judgment, action, decision, and exercise of discretion as a public servant would thereby be influenced, namely, STEPHEN E. GARDELL, the defendant, in return for such cash, property and other things of value, among other things, corruptly leaked information concerning federal law enforcement investigations obtained in his capacity as a NYPD detective to JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, and others, in violation of New York State Penal law.

                            Racketeering Act Sixteen

                      Tampering With a Cooperating Witness

     40. CARY F. CIMINO, the defendant named below, committed the following acts, any one of which alone constitutes the commission of Racketeering Act
Sixteen:

               a. Criminal Solicitation of Murder

     On or about August 3, 1999, in the Southern District of New York, CARY F. CIMINO, the defendant, unlawfully, willfully, and knowingly, and with intent that another person engage in the murder of a cooperating witness, solicited, requested, commanded, importuned and otherwise attempted to cause such other person to murder said cooperating witness, in violation of New York State Penal Law.

               b. Witness Tampering

     On or about August 3, 1999, in the Southern District of New York, CARY F. CIMINO, the defendant, unlawfully, willfully, and knowingly, corruptly persuaded and attempted to persuade another person, with intent to influence, delay, and prevent the testimony of a cooperating witness in an official proceeding and hinder, delay and prevent the communication to law enforcement officer of information relating to the commission and possible commission of a Federal offense, namely, CARY F. CIMINO solicited the murder of a person he believed to be a cooperating witness to prevent his further cooperation and testimony, in violation of Title 18, United States Code, Sections 1512(b) and 2.

                           Racketeering Act Seventeen

                          Securities Fraud Conspiracy

     41. From in or about December 1999 to the present, in the Southern District of New York and elsewhere, JAMES LABATE, a/k/a "Jimmy," SEBASTIAN RAMETTA, a/k/a "Sebbie," JAMES F. CHICKARA, and ANGELO CALVELLO, a/k/ "Tony," the defendants together with others known and unknown, unlawfully, wilfully, and knowingly did combine, conspire, confederate, and agree together and with each other to commit an offense against the United States, to wit, to commit securities fraud, in violation of Title 15, United States Code, Sections 77q and 77x.

     42. It was a part and an object of the conspiracy that JAMES LABATE, a/k/a "Jimmy, "SEBASTIAN RAMETTA, a/k/a "Sebbie," JAMES F. CHICKARA, and ANGELO CALVELLO, a/k/ "Tony," the defendants, and others known and unknown, unlawfully, wilfully, and knowingly, in the offer and sale of securities by the use of the means and instruments of transportation and communication in interstate commerce and by the use of the mails, directly and indirectly, would and did: (a) employ devices, schemes, and artifices to defraud; (b) obtain money and property by means of untrue statements of material fact and omit to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engage in transactions, practices and courses of business which operated and would operate as a fraud and deceit upon the purchasers of the common stock of Ranch*1, in violation of Title 15, United States Code, Sections 77q and 77x, all in violation of Title 18, United States Code, Section 371.

     43. In furtherance of said conspiracy and to effect the objects thereof, the following overt acts, among others, were committed in the Southern District of New York and elsewhere:

         a. On or about January 26, 2000, JAMES F. CHICKARA, the defendant, attended a meeting at DMN Capital's office.

         b. On or about April 11, 2000, ANGELO CALVELLO, a/k/a "Tony," the defendant, met with JAMES S. LABATE, a/k/a "Jimmy," the defendant, and another person at DMN Capital's office.

         c. On or about April 24, 2000, SEBASTIAN RAMETTA, a/k/a "Sebbie," the defendant, attended a meeting at DMN Capital's office.

                           Racketeering Act Eighteen

          Fraud In The Offer And Sale of Manhattan Soupman Securities

     44. From in or about November 1999 to the present, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," SEBASTIAN RAMETTA, a/k/a "Sebbie," and JAMES F. CHICKARA, the defendants, and others known and unknown, unlawfully, wilfully, and knowingly, in the offer and sale of securities by the use of the means and instruments of transportation and communication in interstate commerce and by the use of the mails, directly and indirectly, did: (a) employ devices, schemes, and artifices to defraud; (b) obtain money and property by means of untrue statements of material fact and omit to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engage in transactions, practices and courses of business which operated and would operate as a fraud and deceit upon the purchasers of the common stock of the Manhattan Soup Man, in violation of Title 15, United States Code, Sections 77q and 77x and Title 18, United States Code, Section 2.

                           Racketeering Act Nineteen

                          Fraud In Connection With The
                  Purchase And Sale of Healthwatch Securities

         45. From in or about October 1999 through in or about November 1999, in the Southern District of New York and elsewhere JAMES S. LABATE, a/k/a "Jimmy," MICHAEL T. GRECCO, the defendant, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Healthwatch common stock, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, United States Code, Section 2.

                (Title 18, United States Code, Section 1962(c).)

                                   COUNT TWO

                            Racketeering Conspiracy

         The Grand Jury further charges:

         46. Paragraphs 1 through 22 and 24 through 45 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         47. From in or about late 1994 to the present, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," FRANK A. PERSICO, a/k/a "Frankie," ANTHONY P. STROPOLI, SALVATORE R. PIAZZA, a/k/a "Sal," STEPHEN E. GARDELL, CARY F. CIMINO, SEBASTIAN RAMETTA, a/k/a "Sebbie," JAMES F. CHICKARA, ROBERT P. GALLO, a/k/a "Bobby," MICHAEL T. GRECCO, JOHN M. BLACK, JR., ANGELO CALVELLO, a/k/a "Tony," JOSEPH A. MANN, a/k/a "Andy,"

WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, VINCENT G. LANGELLA, a/k/a "Vinny," WILLIAM F. PALLA, and TODD M. NEJAIME, the defendants, and others known and unknown, being persons employed by and associated with the racketeering enterprise described in Paragraphs 1 through 22 of this Indictment, namely, an enterprise that was engaged in and the activities of which affected interstate and foreign commerce, unlawfully, willfully, and knowingly combined, conspired, confederated and agreed together and with each other to violate Title 18, United States Code, Section 1962(c), that is, to conduct and participate, directly and indirectly, in the conduct of the affairs of that enterprise through a pattern of racketeering activity, to wit, the racketeering acts set forth in Paragraphs 24 through 45 of this Indictment as Racketeering Acts One through Nineteen.

         48. It was a part and an object of the conspiracy that each defendant agreed that a conspirator would commit at least two acts of racketeering in the conduct of the affairs of the enterprise.

               (Title 18, United States Code, Section 1962(d).)

                                  COUNT THREE

                    (Conspiracy To Commit Securities Fraud,
                 Wire Fraud, And Commercial Bribery: Spaceplex)

            The Grand Jury further charges:

            49. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

                                 THE CONSPIRACY

            50. From in or January 1995 through in or about October 1995, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a, "Sal," JOSEPH A. MANN, a/k/a, "Andy," ROBERT P. GALLO, a/k/a, "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly did combine, conspire, confederate, and agree together and with each other to commit offenses against the United States, to wit, to commit: (a) securities fraud, in violation of Title 15, United States Code, Sections 78j(b) and 78ff, and Title 17, Code of Federal Regulations, Section 240.10b-5; (b) wire fraud, in violation of Title 18, United States Code, Sections 1343 and 1346; and (c) commercial bribery, in violation of Title 18, United States Code, Section 1952(a)(3).

                           OBJECTS OF THE CONSPIRACY

                          Fraud in Connection with the
                        Purchase and Sale of Securities

            51. It was a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, would and did use and employ, manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Spaceplex securities, all in violation of Title 15, United States Code, Sections 78j(b) and 78ff.

                                   Wire Fraud

            52. It was further a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S.

LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, having devised a scheme and artifice to defraud, including a scheme and artifice, among other things, to (a) deprive a broker's customer of the intangible right to a broker's honest services, (b) violate a broker's duty to disclose to his customer all material facts concerning securities transactions in the customer's account, and (c) obtain the customer's money and property, would and did transmit and cause to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, pictures and sounds for the purpose of executing such scheme and artifice, all in violation of Title 18, United States Code, Sections 1343 and 1346.

                               Commercial Bribery

            53. It was further a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and others known and unknown, unlawfully, willfully, and knowingly, would and did travel in interstate commerce and use facilities in interstate and foreign commerce, with the intent to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of unlawful activity, specifically, commercial bribery in violation of New York State Penal Law Sections 180.00 and 180.03, and, thereafter, would and did perform and attempt to perform an act to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of such unlawful activity, all in violation of Title 18, United States Code, Section 1952(a)(3).

                               MEANS AND METHODS

            54. Among the means and methods by which ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants and their co-conspirators would and did carry out the conspiracy were the following:

                a. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, obtained control Spaceplex common stock through a fraudulent securities offering that purportedly complied with SEC Rule 504.

                b. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, engaged in manipulative securities trades for the purpose of fraudulently inflating the market price of Spaceplex common stock.

               c. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT
P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, arranged for the payment of secret bribes to stock brokers who caused their customers to buy and hold Spaceplex common stock.

               d. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH A. MANN, a/k/a "Andy," ROBERT
P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, sold Spaceplex common stock under the control of DMN Capital and related entities at fraudulently inflated prices.

                                   OVERT ACTS

            55. In furtherance of said conspiracy and to effect the objects thereof, the following overt acts, among others, were committed in the Southern District of New York and elsewhere:

               a. In or about late 1994, JOSEPH A. MANN, a/k/a "Andy," the defendant, met with two co-conspirators not named as defendants herein, in New York, New York to discuss, among other things, the issuance of Spaceplex stock to DMN Capital and related entities.

               b. On or about April 21, 1995, TODD M. NEJAIME, the defendant, and a co-conspirator not named as a defendant herein caused a Gilford Securities customer to purchase approximately 10,000 shares of Spaceplex common stock.

               c. On or about April 24, 1995, JAMES A. LABATE, a/k/a, "Jimmy," and SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, and a co-conspirator not named as defendant herein caused DMN Capital to issue a check to CARY F. CIMINO, the defendant.

               d. On or about July 14, 1995, a co-conspirator not named as a defendant herein caused an Atlantic General customer to purchase approximately 1,000 shares of Spaceplex common stock.
            (Title 18, United States Code, Section 371).

                                   COUNT FOUR

                         (Securities Fraud: Spaceplex)

            The Grand Jury further charges:

            56. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

            57. From in or about late 1994 through in or about September 1995, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOSEPH

A. MANN, a/k/a "Andy," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD
M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, directly and indirectly, by use of the means and instrumentalities of interstate commerce and of the mails, did use and employ manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud upon a person, in connection with the purchase and sale of Spaceplex securities.

         (Title 15, United States Code, Sections 78j(b) and 78ff, Title
            17, Code of Federal Regulations, Section 240.10b-5; and
                   Title 18, United States Code, Section 2).

                                   COUNT FIVE

                    (Conspiracy to Commit Securities Fraud,
                  Wire Fraud, And Commercial Bribery: Reclaim)

            The Grand Jury further charges:

            58. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

                                 THE CONSPIRACY

            59. From in or May 1995 through in or about September 1995, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly did combine, conspire, confederate, and agree together and with each other to commit offenses against the United States, to wit, to commit: (a) securities fraud, in violation of Title 15, United States Code, Sections 78j(b) and 78ff, and Title 17, Code of Federal Regulations, Section 240.10b-5; (b) wire fraud, in violation of Title 18, United States Code, Sections 1343 and 1346; and (c) commercial bribery, in violation of Title 18, United States Code, Section 1952(a)(3).

                           OBJECTS OF THE CONSPIRACY

                          Fraud in Connection with the
                        Purchase And Sale of Securities

            60. It was a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, would and did use and employ, manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Reclaim securities, all in violation of Title 15, United States Code, Sections 78j(b) and 78ff.

                                   Wire Fraud

            61. It was further a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, having devised a scheme and artifice to defraud, including a scheme and artifice, among other things, to (a) deprive a broker's customer of the intangible right to a broker's honest services, (b) violate a broker's duty to disclose to his customer all material facts concerning securities transactions in the customer's account, and (c) obtain the customer's money and property, would and did transmit and cause to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, pictures and sounds for the purpose of executing such scheme and artifice, all in violation of Title 18, United States Code, Sections 1343 and 1346.

                               Commercial Bribery

            62. It was further a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and others known and unknown, unlawfully, willfully, and knowingly, would and did travel in interstate commerce and use facilities in interstate and foreign commerce, with the intent to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of unlawful activity, specifically, commercial bribery in violation of New York State Penal Law Sections 180.00 and 180.03, and, thereafter, would and did perform and attempt to perform an act to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of such unlawful activity, all in violation of Title 18, United States Code, Section 1952(a)(3).

                               MEANS AND METHODS

         63. Among the means and methods by which ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators would and did carry out the conspiracy were the following:

                  a. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, obtained control of Reclaim common stock through, among other means, fraudulent securities offerings that purportedly complied with SEC Regulation S.

                  b. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, engaged in manipulative securities trades for the purpose of fraudulently inflating the market price of Reclaim common stock.

                  c. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, arranged for the payment of secret bribes to stock brokers who caused their customers to buy and hold Reclaim common stock.

                  d. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, sold Reclaim common stock under the control of DMN Capital and related entities at fraudulently inflated prices.

                                   OVERT ACTS

         64. In furtherance of said conspiracy and to effect the objects thereof, the following overt acts, among others, were committed in the Southern District of New York and elsewhere:

                  a. On or about May 16, 1995, TODD M. NEJAIME, the defendant, and a co-conspirator not named as defendant herein caused a Gilford Securities customer to purchase approximately 4,000 shares of Reclaim common stock.

                  b. On or about July 19, 1995, JAMES S. LABATE, a/k/a, "Jimmy," and SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, and a co-conspirator not named as defendant herein caused DMN Capital to issue a check in the name of "Rick Dane."

                  c. On or about July 19, 1995, ROBERT P. GALLO, a/k/a "Bobby," the defendant, cashed a DMN Capital check issued in the name of "Rick Dane."

                  d. On or about August 16, 1995, JAMES S. LABATE, a/k/a, "Jimmy," and SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, and a co-conspirator not named as defendant herein caused DMN Capital to issue a check to CARY F. CIMINO, the defendant.

                  (Title 18, United States Code, Section 371).

                                   COUNT SIX

                          (Securities Fraud: Reclaim)

         The Grand Jury further charges:

         65. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         66. From in or about May 1995 through in or about September 1995, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully and knowingly, directly and indirectly, by use of the means and instrumentalities of interstate commerce and of the mails, did use and employ manipulative and deceptive devices and contrivances in violation of Title 17, code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud upon a person, in connection with the purchase and sale of Reclaim securities.

         (Title 15, United States Code, Sections 78j(b) and 78ff; Title
            17, Code of Federal Regulations, Section 240.10b-5; and
                   Title 18, United States Code, Section 2).

                                  COUNT SEVEN

                    (Conspiracy To Commit Securities Fraud,
                 Wire Fraud, And Commercial Bribery: Beachport)

         The Grand Jury further charges:

         67. Paragraphs 1 through 22 of this Indictment are repeated, realleged, and incorporated by reference as though fully set forth herein.

                                 THE CONSPIRACY

         68. From in or September 1995 through in or about May 1996, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly did combine, conspire, confederate, and agree together and with each other to commit offenses against the United States, to wit, to commit: (a) securities fraud, in violation of Title 15, United States Code, Sections 78j(b) and 78ff, and Title 17, Code of Federal Regulations, Section 240.I0b-5; (b) wire fraud, in violation of Title 18, United States Code, Sections 1343 and 1346; and
(c) commercial bribery, in violation of Title 18, United States Code, Section 1952(a)(3).

                           OBJECTS OF THE CONSPIRACY

                          Fraud In Connection With The
                        Purchase And Sale of Securities

         69. It was a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, would and did use and employ, manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Beachport securities, all in violation of Title 15, United States Code,
Sections 78j(b) and 78ff.

                                   Wire Fraud

         70. It was further a part and an object of the conspiracy that ROBERT
A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, having devised a scheme and artifice to defraud, including a scheme and artifice, among other things, to
(a) deprive a broker's customer of the intangible right to a broker's honest services, (b) violate a broker's duty to disclose to his customer all material facts concerning securities transactions in the customer's account, and (c) obtain the customer's money and property, would and did transmit and cause to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, pictures and sounds for the purpose of executing such scheme and artifice, all in violation of Title 18, United States Code, Sections 1343 and 1346.

                               Commercial Bribery

         71. It was further a part and an object of the conspiracy that ROBERT
A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and others known and unknown, unlawfully, willfully, and knowingly, would and did travel in interstate commerce and use facilities in interstate and foreign commerce, with the intent to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of unlawful activity, specifically, commercial bribery in violation of New York State Penal Law Sections 180.00 and 180.03, and, thereafter, would and did perform and attempt to perform an act to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of such unlawful activity, all in violation of Title 18, United States Code, Section 1952(a)(3).

                               MEANS AND METHODS

         72. Among the means and methods by which ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators would and did carry out the conspiracy were the following:

                   a. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, obtained control of Beachport common stock through, among other means, fraudulent securities offerings that purportedly complied with SEC Rule 504.

                   b. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, engaged in manipulative securities trades for the purpose of fraudulently inflating the market price of Beachport common stock.

                   c. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, arranged for the payment of secret bribes to stock brokers who caused their customers to buy and hold Beachport common stock.

                   d. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, operated three branches of Monitor in New York, New York that employed fraudulent and deceptive "boiler rooms" sales practices in connection with sales of Beachport common stock.

               e. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, and their co-conspirators, sold Beachport common stock under the control of DMN Capital and related entities at fraudulently inflated prices.

                                   OVERT ACTS

         73. In furtherance of said conspiracy and to effect the objects thereof, the following overt acts, among others, were committed in the Southern District of New York and elsewhere:

               a. On or about October 11, 1995, TODD M. NEJAIME, the defendant, and a co-conspirator not named as defendant herein caused a Gilford Securities customer to purchase approximately 40,000 shares of Beachport common stock.

               b. On or about October 31, 1995, a co-conspirator not named as defendant herein caused a Monitor customer to purchase approximately 50,000 shares of Beachport common stock.

               c. On or about December 7, 1995, JAMES S. LABATE, a/k/a, "Jimmy," and SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, and a co-conspirator not named as defendant herein caused DMN Capital to issue a check to CARY F. CIMINO, the defendant.

                  d. On or about May 28, 1996, TODD M. NEJAIME, the defendant, and a co-conspirator not named as defendant herein caused a Monitor customer to purchase approximately 1,100 shares of Beachport common stock.

                  (Title 18, United States Code, Section 371).

                                  COUNT EIGHT

                         (Securities Fraud: Beachport)

         The Grand Jury further charges:

         74. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         75. From in or about May 1995 through in or about September 1995, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, CARY F. CIMINO, and TODD M. NEJAIME, the defendants, together with others known and unknown, unlawfully, wilfully and knowingly, directly and indirectly, by use of the means and instrumentalities of interstate commerce and of the mails, did use and employ manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud upon a person, in connection with the purchase and sale of Beachport securities.

         (Title 15, United States Code, Section 78j(b) and 78ff; Title
              17, Code of Federal Regulations, Section 240.10b-5;
                  and Title 18, United States Code, Section 2).

                                   COUNT NINE

                    (Conspiracy To Commit Securities Fraud,
           Wire Fraud, And Commercial Bribery: International Nursing)

         The Grand Jury further charges:

         76. Paragraphs 1 through 22 of this Indictment are repeated realleged and incorporated by reference as though fully set forth herein.

                                 THE CONSPIRACY

         77. From in or October 1995 through in or about June 1996, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, did combine, conspire, confederate, and agree together and with each other to commit offenses against the

United States, to wit, to commit: (a) securities fraud, in violation of Title 15, United States Code, Sections 78j(b) and 78ff, and Title 17, Code of Federal Regulations, Section 240.10b-5; (b) wire fraud, in violation of Title 18, United States Code, Sections 1343 and 1346; and (c) commercial bribery, in violation of Title 18, United States Code, Section 1952(a)(3).

                           OBJECTS OF THE CONSPIRACY

                          Fraud in Connection with the
                        Purchase And Sale of Securities

         78. It was a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, would and did use and employ, manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5 by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of International Nursing securities, all in violation of Title 15, United States Code, Sections 78j(b) and 78ff.

                                   Wire Fraud

         79. It was further a part and an object of the conspiracy that ROBERT
A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, having devised a scheme and artifice to defraud, including a scheme and artifice, among other things, to (a) deprive a broker's customer of the intangible right to a broker's honest services, (b) violate a broker's duty to disclose to his customer all material facts concerning securities transactions in the customer's account, and (c) obtain the customer's money and property, would and did transmit and cause to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, pictures and sounds for the purpose of executing such scheme and artifice, all in violation of Title 18, United States Code, Sections 1343 and 1346.

                               Commercial Bribery

         80. It was further a part and an object of the conspiracy that ROBERT
A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, and others known and unknown, unlawfully, willfully, and knowingly, would and did travel in interstate commerce and use facilities in interstate and foreign commerce, with the intent to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of unlawful activity, specifically, commercial bribery in violation of New York State Penal Law Sections 180.00 and 180.03, and, thereafter, would and did perform and attempt to perform an act to promote, manage, establish, carry on, and facilitate the promotion, management, establishment, and carrying on of such unlawful activity, all in violation of Title 16, United States Code, Section 1952(a)(3).

                               MEANS AND METHODS

         81. Among the means and methods by which ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, and their co-conspirators would and did carry out the conspiracy were the following:

           a. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT
G. LANGELLA, a/k/a "Vinny," the defendants, and their co-conspirators, obtained control of International Nursing securities, including common stock, preferred stock and warrants, through, among other means, fraudulent securities offerings that purportedly complied with SEC Regulation S.

           b. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT
G. LANGELLA, a/k/a "Vinny," the defendants, engaged in manipulative securities trades for the purpose of fraudulently inflating the market price of International Nursing securities.

           c. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT
G. LANGELLA, a/k/a "Vinny," the defendants, and their co-conspirators, arranged for the payment of secret bribes to stock broker who caused their customers to buy and hold International Nursing securities.

          d. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," "ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT
G. LANGELLA, a/k/a " Vinny," the defendants, and their co-conspirators, operated three branches of Monitor in New York, New York that employed fraudulent and deceptive "boiler rooms" sales practices in connection with sales of International Nursing securities.

          e. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENTE
G. LANGELLA, a/k/a "Vinny," the defendants, and their co-conspirators, sold International Nursing common stock under the control of DMN Capital and related entities at fraudulently inflated prices.

                                   OVERT ACTS

     82. In furtherance of said conspiracy and to effect the objects thereof, the following overt acts, among others, were committed in the Southern District of New York and elsewhere:

          a. On or about December 1, 1995, TODD M. NEJAIME, the defendant, and a co-conspirator not named as defendant herein caused a Monitor customer to purchase approximately 2,000 shares of International Nursing common stock.

          b. On or about October 31, 1995, a co-conspirator not named as defendant herein caused a Monitor customer to purchase approximately 50,000 shares of International Nursing common stock.

          c. On or about January 4, 1996, two co-conspirators not named as defendants herein caused a Monitor customer to purchase approximately 100,000 International Nursing warrants.

          d. On or about December 29, 1995, JAMES S. LABATE, a/k/a, "Jimmy,", SALVATORE R. PIAZZA, a/k/a "Sal," the defendant, and a co-conspirator not named as defendant herein caused DMN Capital to issue a check in the name of "Rick Dane."

          e. On or about December 29, 1995, ROBERT P. GALLO, a/k/a "Bobby," the defendant, cashed a DMN Capital check issued in the name of "Rick Dane."

          f. On or about December 29, 1995, ROBERT P. GALLO, a/k/a "Bobby," the defendant, provided a quantity of cash to FRANK A. PERSICO, a/k/a "Frankie," the defendant.

          g. On or about January 5, 1996, VINCENT G. LANGELLA, the defendant, caused a William Scott customer to purchase 600 shares of International Nursing common stock.

                  (Title 18, United States Code, Section 371)

                                   COUNT TEN

                   (Securities Fraud: International Nursing)

     The Grand Jury further charges:

     83. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

     84. From in or about October 1995 through in or about June 1996, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ROBERT P. GALLO, a/k/a "Bobby," WILLIAM F. PALLA, TODD M. NEJAIME, and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, together with others known and unknown, unlawfully, wilfully and knowingly, directly and indirectly, by use of the means and instrumentalities of interstate commerce and of the mails, did use and employ manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud upon a person, in connection with the purchase and sale of International Nursing securities.

         (Title 15, United States Code, Sections 78j(b) and 78ff; Title
            17, Code of Federal Regulations, Section 240.10b-5; and
                   Title 18, United States Code, Section 2).

                                  COUNT ELEVEN

                   (Securities Fraud:  Globus International)

          The Grand Jury further charges:

          85. Paragraph 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

          86.  At all times relevant to Count Eleven of this indictment, STEPHEN
J. DAPUZZO, the defendant, was a principal of First Liberty Investment Group who arranged for the enterprise described in Count One of this Indictment to control two First Liberty branches in New York, New York.

          87. From in or about October 1996, up to and including in or about January 1998, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a, "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," ANTHONY P. STROPOLI, and STEVEN J. DAPUZZO, the defendants, together with others known and unknown, unlawfully, wilfully and knowingly, directly and indirectly, by use of the means and instrumentalities of interstate commerce and of the mails, did use and employ manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by: (a) employing devices, schemes, and artifices to defraud; (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud upon a person, in connection with the purchase and sale of Globus International securities.

         (Title 15, United States Code, Sections 78j(b) and 78ff; Title
            17, Code of Federal Regulations, Section 240.10b-5; and
                   Title 18, United States Code, Section 2).

                                  COUNT TWELVE

                         (Money Laundering Conspiracy)

     The Grand Jury further charges:

     88. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

     89. From in or about January 1995 to in or about October 1996, in the Southern District of New York and elsewhere,

ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," FRANK
A. PERSICO, a/k/a "Frankie," SALVATORE R. PIAZZA, a/k/a "Sal," CARY F. CIMINO, ROBERT P. GALLO, a/k/a "Bobby," and TODD M. NEJAIME, the defendants, together with others known and unknown, knowing that the property involved in financial transactions represented the proceeds of some form of unlawful activity, did knowingly and intentionally conspire to conduct such financial transactions affecting interstate and foreign commerce, which transactions in fact involved the proceeds of a specified unlawful activity, namely, securities fraud in connection with purchases and sales of securities fraud in connection with purchases and sales of securities issued by Reclaim, Beachport, and International Nursing, in violation of Title 15, United States Code, Sections 78j(b) and 78ff, (a) with the intent to promote the carrying on of said specified unlawful activity, and (b) knowing that the transactions were designed in whole and in part to conceal and disguise the nature, location, source, ownership and control of the proceeds of said specified unlawful activity, all in violation of Title 16, United States Code, Section 1956(h).

                                 COUNT THIRTEEN

                         (Money Laundering Conspiracy)

         The Grand Jury further charges:

         90. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         91. At all times relevant to Count Thirteen of this Indictment, RALPH DEMATTEO, a/k/a "Ralphie," the defendant, was an associate of the Colombo Crime Family who, among other things, laundered proceeds of securities fraud for members and associates of the enterprise described in Count One of this Indictment and others.

         92. From in or about December 1999 to the present, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," ANTHONY P. STROPOLI, SALVATORE R. PIAZZA, a/k/a "Sal," MICHAEL T. GRECCO, and RALPH DEMATTEO, a/k/a "Ralphie," the defendants, together with others known and unknown, knowing that the property involved in financial transactions represented the proceeds of some form of unlawful activity, did knowingly and intentionally conspire to conduct such financial transactions affecting interstate and foreign commerce, which transactions in fact involved the proceeds of a specified unlawful activity, namely, fraud in the sale of securities, in violation of Title 15, United States Code, Sections 78j(b) and 78ff and Title 18, and wire fraud, in violation of United States Code, Section 1343, (a) with the intent to promote the carrying on of said specified unlawful activity, and (b) knowing that the transactions were designed in whole and in part to conceal and disguise the nature, location, source, ownership and control of the proceeds of said specified unlawful activity.

                (Title 18, United States Code, Section 1956(h)).

                                 COUNT FOURTEEN

               (Union Pension Fund Fraud and Kickback Conspiracy)

         The Grand Jury further charges:

         93. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

                                 THE CONSPIRACY

         94. From in or October 1999 through the present, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES
S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A.
CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly did combine, conspire, confederate, and agree together and with each other to commit offenses against the



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

United States, to wit, to (a) commit wire fraud, in violation of Title 18, United States Code, Sections 1343 and 1346; (b) receive unlawful kickbacks with respect to the operations of employee benefit plans, in violation of Title 18, United States Code, Section 1954; and (c) pay unlawful kickbacks with respect to the operations of employee benefit plans, in violation of Title 18, United States Code, Section 1954; and (d) commit fraud by an investment adviser, in violation of Title 15, United States Code, Section 80b-6.

                           OBJECTS OF THE CONSPIRACY

                                   Wire Fraud

     95. It was a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, together with others known and unknown, unlawfully, wilfully, and knowingly, having devised a scheme and artifice to defraud and for obtaining money and property by means of false and fraudulent pretenses, and to deprive others of their intangible right to the honest services of officials of labor organizations, would and did transmit and cause to be transmitted by means of wire communication in interstate and foreign

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

commerce, writings, signs, signals, pictures and sounds for the purpose of executing such scheme and artifice, all in violation of Title 18, United States Code, Sections 1343 and 1346.

                          Receipt of Illegal Kickbacks

     96. It was a part and an object of the conspiracy that FRANK A. PERSICO, a/k/a "Frankie," the defendant, and others known and unknown, unlawfully and knowingly, being trustees of employee pension benefit plans and officers, counsel, agents, and employees of employee organizations whose members were covered by employee pension benefit plans, would and did receive and agree to receive and solicit fees, kickbacks, commissions, gifts, loans, money and things of value because of and with intent to be influenced with respect to their actions, decisions and other duties relating to questions and matters concerning such plans from ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, in violation of Title 18, United States Code, Section 1954.

                          Payment of Illegal Kickbacks

     97. It was a part and an object of the conspiracy that ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a/ "Sal," JOHN M. BLACK, JR.,

JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, and others known and unknown, unlawfully and knowingly did give, offer, and promise to give and offer, directly and indirectly, fees, kickbacks, commissions, gifts, loans, money and things of value to trustees of employee pension benefit plans and officers, counsel, agents, and employees of employee organizations whose members were covered by employee pension benefit plans, including FRANK PERSICO, a/k/a "Frankie," and others, because of and with intent to influence their actions, decisions and other duties relating to questions and matters concerning employee pension benefit plans, in violation of Title 18, United States Code, Sections 1954.

                         Fraud By An Investment Adviser

     98. It was a part and an object of conspiracy that WILLIAM M. STEPHENS, the defendant, an investment adviser, unlawfully, wilfully and knowingly would and did, by the use of the means and instrumentalities of interstate commerce, directly and indirectly, (a) employ a device, scheme, and artifice to defraud the clients of an investment adviser (b) engage in transactions, practices, and courses of business which operated as a fraud and deceit upon the clients of an investment adviser, namely, Husic Capital Management and (c) engage in acts, practices, and courses of business which were fraudulent and deceptive, in violation of Title 15, United States Code, Sections 80b-6 and 80b-17.

                               MEANS AND METHODS

     99. Among the means and methods by which ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK
A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, and their co-conspirators would and did carry out the conspiracy were the following:

         a. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, and their co-conspirators, devised fraudulent investment products, including ARB Series J Preferred Stock and the TradeVentureFund, that appeared to be suitable investments for union pension funds.

         b. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a

                  "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, and their co-conspirators, entered into corrupt agreements with union officials pursuant to which such officials, in return for kickbacks, would cause their pension plans to retain a corrupt investment adviser.

                 c. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, and their coconspirators, planned to cause the corrupt investment adviser, in violation of his fiduciary duties to his clients, to invest a portion of the union pension assets placed under management in ARB Series J Preferred Stock and interests in the TradeVentureFund.

                  d. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a
"Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CALL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, and their co-conspirators, planned to secretly pay themselves 20% of the face value of all pension fund investments in ARB

Series J Preferred and a significant percentage of assets placed in the TradeVentureFund.

                  e. ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," FRANK A. PERSICO, a/k/a "Frankie," STEPHEN E. GARDELL, JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, and ANGELO CALVELLO, a/k/a "Tony," the defendants, and their co-conspirators, planned to use a portion of their illegal profits to pay off union officials and to divide the remainder among themselves.

                                   OVERT ACTS

         100. In furtherance of said conspiracy and to effect the objects thereof, the following overt acts, among others, were committed in the Southern District of New York and elsewhere:

                  a. On or about October 29, 1999, in the vicinity of DMN Capital's office in lower Manhattan, JAMES S. LABATE, a/k/a "Jimmy," the defendant, met with ROBERT A. LINO, a/k/a "Little Robert," the defendant, and another person, and told them that FRANK A. PERSICO, a/k/a "Frankie," the defendant, controlled at least $20 million in Local 400 pension money.

                  b. On or about January 4, 2000, FRANK A. PERSICO, a/k/a "Frankie," met with JAMES S. LABATE, a/k/a "Jimmy," and SALVATORE R. PIAZZA, the defendants, and another person, at DMN Capital's office in New York, New York.

                  c. On or about January 11, 2000, JOSEPH A. MANN, a/k/a "Andy" the defendant, attended at meeting at DMN Capital's office.

                  d. On or about January 20, 2000, A. CAL ROSSI, the defendant, attended at meeting at DMN Capital's office.

                  e. On or about January 31, 2000, GENE PHILLIPS, A. CAL ROSSI, and SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, attended at meeting at DMN Capital's office.

                  f. On or about February 3, 2000, FRANK A. PERSICO, a/k/a "Frankie," the defendant, faxed a copy of Local 400's investment guidelines to DMN Capital's office.

                  g. On or about February 9, 2000, GLENN B. LAKEN and JOHN M. BLACK, JR., the defendants, attended a meeting at DMN Capital's office.

                  h. On February 18, 2000, JAMES S. LABATE, a/k/a "Jimmy," the defendant, met with ROBERT A. LINO, a/k/a "Little Robert," the defendant, and another person at DMN Capital's office.

                  i. On or about March 1, 2000, JOHN J. BLACK, Jr. the defendant, while in DMN Capital's office, participated in a conference call with GLENN B. LAKEN, the defendant.

                  j. On or about March 2, 2000, WILLIAM M. STEPHENS, the defendant, faxed a copy of his resume to DMN Capital's office.

                  k. On or about March 22, 2000, WILLIAM M. STEPHENS, GLENN B. LAKEN, JOSEPH A. MANN, a/k/a "Andy," JOHN J. BLACK, SALVATORE R. PIAZZA, a/k/a "Sal" and JAMES S. LABATE, the defendants, and others, attended a dinner meeting at Joseph's Ristorante on Hanover Square in lower Manhattan.

                  l. On or about March 23, 2000, WILLIAM M. STEPHENS, the defendant, conducted presentation for union officials at DMN Capital's office attended by, among others STEPHEN E. GARDELL, the defendant.

                  m. On or about March 24, 2000, A. CAL ROSSI, and JOSEPH A. MANN, a/k/a "Andy," attended meetings at DMN Capital's office.

                  n. On or about April 3, 2000, GENE PHILLIPS and A. CAL ROSSI, the defendant, attended a breakfast meeting at the St. Regis Hotel in New York, New York.

                  o. On or about April 13, 2000, faxed a copy of an airline ticket issued to STEPHEN E. GARDELL for round trip travel from New York to San Francisco to DMN Capital's Office.

                  p. On or about April 14, 2000, STEPHEN E. GARDELL, the defendant, met with JAMES S. LABATE, a/k/a "Jimmy," the defendant, and others, at DMN Capital's Office.

                  q. On or April 19, 2000, STEPHEN E. GARDELL, the defendant, received $1000 in cash at his home in Staten Island, New York.

                  (Title 18, United States Code, Section 371).

                                 COUNT FIFTEEN

                            (Wire Fraud: Local 400)

         The Grand Jury further charges:

         101. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         102. On or about March 2, 2000, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," FRANK A. PERSICO, a/k/a "Frankie," SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS AND A. CAL ROSSI, the defendants, unlawfully, willfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud and to obtain money and property by means of false and fraudulent pretenses, representations and promises, namely, a scheme and artifice to obtain Production Workers Pension Fund assets by fraudulently causing them to be invested in ARB Series J Preferred Stock and interests in TradeVentureFund, transmitted and caused to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, and sounds for the purpose of executing such scheme and artifice, namely a fax transmission from San Francisco, California to New York, New York.

          (Title 18, Untied States Code, Sections 1343, 1346, and 2).

                                 COUNT SIXTEEN

                   (Receipt of Illegal Kickbacks: Local 400)

         The Grand Jury further charges:

         103. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         104. From in or about October 1999 to the present, in the Southern District of New York and elsewhere, FRANK A. PERSICO, a/k/a "Frankie" the defendant, being and officer, counsel, agent, and employee of an employee organization, namely, Production Workers Local 400, whose members are covered by an employee pension benefit plan subject to title I of the Employee Retirement Income Security Act, namely, the Production Workers Pension Fund, did unlawfully and knowingly receive and agree to receive and solicit fees, kickbacks, commissions, gifts, loans, money and things of value because of and with intent to be influenced with respect to his actions, decisions and other duties relating to questions and matters concerning such plan, namely, the selection of an investment adviser and the investment of plan assets in Series J Preferred Stock and interests in TradeVentureFund, from ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOHN
M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M.

STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and A. CAL ROSSI.

              (Title 18, United States Code, Sections 1954 and 2).

                                COUNT SEVENTEEN

                   (Payment of Illegal Kickbacks: Local 400)

         The Grand Jury further charges:

         105. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         106. From in or about October 1999 to the present, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS; and A. CAL ROSSI, the defendants, and others known and unknown, unlawfully, willfully and knowingly did directly and indirectly give and offer, and promise to give and offer a fee, kickback, commission, gift, loan, money and thing of value to FRANK PERSICO, a/k/a "Frankie," who was an officer, counsel, agent, and employee of an employee organization any of whose members are covered by an employee pension benefit plan, namely, the Production Workers Pension Fund, because of and with intent to influence with respect to, any of PERSICO's actions, decisions and other duties relating to any question and matter concerning such plan.

              (Title 18, United States Code, sections 1954 and 2).

                                 COUNT EIGHTEEN

                         (Wire Fraud: DEA Annuity Fund)

     The Grand Jury further charges:

     107. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

     108. On or about April 13, 2000, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," STEPHEN E. GARDELL, SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and A. CAL ROSSI, the defendants, unlawfully, willfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud and to obtain money and property by means of false and fraudulent pretenses, representations and promises, namely, a scheme and artifice to obtain assets of the Annuity Fund of the Detectives' Endowment Association by fraudulently causing them to be invested in ARB Series J Preferred Stock and interests in TradeVentureFund, transmitted and caused to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, and sounds for the purpose of executing such scheme and artifice, namely a fax transmission from San Francisco, California to New York, New York.

              (Title 18, United States Code, Sections 1343 and 2).

                                 COUNT NINETEEN

                        (Theft of Honest Services: DEA)

     The Grand Jury further charges:

     107. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

     110. On or about April 24, 2000, in the Southern District of New York and elsewhere, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," STEPHEN E. GARDELL, SALVATORE R. PIAZZA, a/k/a "Sal," JOHN M. BLACK, JR., JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, and A. CAL ROSSI, the defendants, unlawfully, willfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud, namely, a scheme and artifice to deprive the Detectives' Endowment Association of GARDELL's honest services, transmitted and caused to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, and sounds for the purpose of executing such scheme and artifice, namely, a telephone call in interstate commerce between San Francisco, California and New York, New York.

          (Title 18, United States Code, Sections 1343, 1346, and 2).

                                  COUNT TWENTY

                   (Payment of Illegal Kickbacks: Local 137)

         The Grand Jury further charges:

         111. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         112. From on or about April 5, 2000 to the present, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," ANGELO CALVELLO, a/k/a "Tony," JOHN M. BLACK, JR., JOSEPH A MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B LAKEN, GENE PHILLIPS, AND A. CAL ROSSI, and the defendants, and others known and unknown, unlawfully and knowingly did give and offer, and promise to give and offer, directly and indirectly, fees, kickbacks, commissions, gifts, loans, money and things of value to persons who were officers, counsel, agents, and employees of an employee organization, namely, officers of the International Union of Operating Engineers Local 137 located in Briarcliff Manor, New York, whose members were covered by an employee pension benefit plan, namely, the pension plans of IUOE Local 137 137A 137B 137C 137R AFL-CIO, because of and with intent to influence their actions, decisions and other duties relating to questions and matter concerning such plan, namely, the selection of an investment adviser and the investment of plan assets in Series J Preferred
Stock and interests in TradeVentureFund.

              (Title 18, United States Code, Sections 1954 and 2).

                                COUNT TWENTY-ONE

                           (Securities Fraud: GTrade)

         The Grand Jury further charges:

         113. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         114. From in or about January 2000 through in or about March 2000, in the Southern District of New York and elsewhere, ROBERT A. LINO, JAMES S. LABATE, a/k/a, "Jimmy," FRANK A. PERSICO, a/k/a "Frankie," JOSEPH A. MANN, a/k/a "Andy," and VINCENT G. LANGELLA, a/k/a "Vinny," the defendants, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of GTrade common stock.

         (Title 15, United States Code, Sections 78j(b) and 78ff; Title
            17, Code of Federal Regulations, Section 240.10b-5; and
                    Title 18, United States Code, Section 2).

                                COUNT TWENTY-TWO

                        (Theft Of Honest Services: NYPD)

         The Grand Jury further charges:

         115. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

                                   Background

         116. From in or about early 1997 to the present, STEPHEN E. GARDELL, the defendant, corruptly exploited his position as a detective in the New York City Police Department by soliciting and receiving cash, property, and other things of value in return for (a) communicating confidential law enforcement information concerning organized crime investigations to, among others, JAMES
S. LABATE, a/k/a "Jimmy," an associate of the Gambino Crime Family and a member of the enterprise described in Count One of this Indictment; (b) facilitating and attempting to facilitate the issuance of New York City Police Department pistol "carry" permits for LABATE, and SALVATORE R. PIAZZA, a/k/a "Sal," among others, and (c) influencing the outcome of an official NYPD investigation into MICHAEL T. GRECCO, the defendant, a member of the enterprise described in Count One of this Indictment; and (d) providing LABATE, PIAZZA and others such benefits as valid New York City law enforcement parking permits.

         117. In addition to cash, the other things of value that STEPHEN E. GARDELL, the defendant, corruptly received in return for providing the information, services and items described in the preceding paragraph, included, but were not limited to, the following:

             a. At least $8,000 in money orders made payable to the contractor that built a swimming pool in GARDELL's backyard;

             b. Free and substantially discounted rooms and meals (commonly referred to as "comps") at casino hotels in Las Vegas, Nevada and Atlantic City, New Jersey; and

             c. A fur coat.

                              Statutory Allegation

         118. On or about December 1, 1999, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," STEPHEN E. GARDELL, and SALVATORE R. PIAZZA, a/k/a "Sal," the defendants, unlawfully, willfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud, namely, a scheme and artifice to deprive the New York City Police Department of GARDELL's honest services, transmitted and caused to be transmitted by means of wire communication in interstate and foreign commerce, writings, signs, signals, and sounds for the purpose of executing such scheme and artifice, namely, a telephone call in interstate commerce between Las Vegas, Nevada and New York, New York.

          (Title 18, United States Code, Sections 1343, 1346, and 2).

                               COUNT TWENTY-THREE

                              (Witness Tampering)

         The Grand Jury further charges:

         119. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         120. On or about August 3, 1999, in the Southern District of New York, CARY F. CIMINO, the defendant, unlawfully, willfully, and knowingly, corruptly persuaded and attempted to persuade another person, with intent to influence, delay, and prevent the testimony of a cooperating witness in an official proceeding and hinder, delay and prevent the communication to a law enforcement officer of information relating to the commission and possible commission of a Federal offense, namely, CARY F. CIMINO, the defendant, solicited the murder of a person he believed to be a cooperating witness to prevent his further cooperation and testimony.

            (Title 18, United States Code, Sections 1512(b) and 2).

                               COUNT TWENTY-FOUR

                          (Securities Fraud: Ranch*1)

         The Grand Jury further charges:

         121. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         122. From in or about December 1999 to the present, in the Southern District of New York and elsewhere, JAMES LABATE, a/k/a "Jimmy," SEBASTIAN RAMETTA, a/k/a "Sebbie," JAMES F. CHICKARA, and ANGELO CALVELLO, a/k/a "Tony," the dependants, and others known and unknown, unlawfully, wilfully, and knowingly, in the offer and sale of Ranch*1 securities by the use of the means and instruments of transportation and communication in interstate commerce and by the use of the mails, directly and indirectly, did: (a) employ devices, schemes, and artifices to defraud; (b) obtain money and property by means of untrue statements of material fact and omit to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engage in transactions, practices and courses of business which operated and would operate as a fraud and deceit upon the purchasers of the common stock of Ranch*1.

              (Title 15, United States Code, Sections 77q and 77x;
                 and Title 18, United States Code, Section 2.)



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                               COUNT TWENTY-FIVE

                     (Securities Fraud: Manhattan Soup Man)

         The Grand Jury further charges:

         123. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         124. From in or about November 1999 to the present, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," SALVATORE R. PIAZZA, a/k/a "Sal," SEBASTIAN RAMETTA, a/k/a "Sebbie," and JAMES F. CHICKARA, the defendants, and others known and unknown, unlawfully, wilfully, and knowingly, in the offer and sale of Manhattan Soup Man securities by the use of the means and instruments of transportation and communication in interstate commerce and by the use of the mails, directly and indirectly, did: (a) employ devices, schemes, and artifices to defraud; (b) obtain money and property by means of untrue statements of material fact and omit to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engage in transactions, practices and courses of business which operated and would operate as a fraud and deceit upon the purchasers of Manhattan Soup Man common stock.

              (Title 15, United States Code, Sections 77q and 77x;
                 and Title 18, United States Code, Section 2.)

                                COUNT TWENTY-SIX

                        (Securities Fraud:  Healthwatch)

         The Grand Jury further charges:

         125. Paragraphs 1 through 22 of this Indictment are repeated, realleged and incorporated by reference as though fully set forth herein.

         126. From in or about October 1999 through in or about November 1999, in the Southern District of New York and elsewhere, JAMES S. LABATE, a/k/a "Jimmy," and MICHAEL T. GRECCO, the defendant, together with others known and unknown, unlawfully, willfully, and knowingly, by the use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, used and employed manipulative and deceptive devices and contrivances in violation of Title 17, Code of Federal Regulations, Section 240.10b-5, by (a) employing devices, schemes, and artifices to defraud, (b) making untrue statements of material facts and omitting to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and (c) engaging in acts, practices, and courses of business which operated and would operate as a fraud and deceit upon a person, in connection with the purchase and sale of Healthwatch common stock.

         (Title 15, United States Code, Sections 78j(b) and 78ff; Title
            17, Code of Federal Regulations, Section 240.10b-5; and
                   Title 18, United States Code, Section 2).

                             FORFEITURE ALLEGATION

         127. The allegations contained in Counts One and Two of this Indictment are hereby realleged and incorporated by reference for the purpose of alleging forfeiture pursuant to the provisions of Title 18, United States Code, Section 1963.

         128. Through the aforesaid pattern of racketeering activity, ROBERT A. LINO, a/k/a "Little Robert," JAMES S. LABATE, a/k/a "Jimmy," FRANK A. PERSICO, a/k/a "Frankie, "ANTHONY P. STROPOLI, SALVATORE R. PIAZZA, a/k/a "Sal," STEPHEN
E. GARDELL, CARY F. CIMINO, SEBASTIAN RAMETTA, a/k/a "Sebbie," JAMES F. CHICKARA, ROBERT P. GALLO, a/k/a "Bobby," MICHAEL T. GRECCO, JOHN M. BLACK JR., ANGELO CALVELLO, a/k/a "Tony," JOSEPH A. MANN, a/k/a "Andy," WILLIAM M. STEPHENS, a/k/a "Bill," GLENN B. LAKEN, GENE PHILLIPS, A. CAL ROSSI, VINCENT G. LANGELLA, a/k/a "Vinny," WILLIAM F. PALLA, and TODD M. NEJAIME, the defendants, have property constituting, and derived from, proceeds which they obtained, directly and indirectly, from racketeering activity in violation of Title 18, United States Code, Section 1962, thereby making such property, or an amount of cash equivalent thereto, forfeitable to the United States of America pursuant to Title 18, United States Code, Section 1963(a)(3). The intent of the United States of America to forfeit such property includes, but is not


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
limited to, at least the sum of $15,000,000 in United States currency, which includes but is not limited to, all right, title and interest of the aforementioned defendants in

         a. Any and all bank accounts at HSBC in New York, New York in the name of Crabbe Capital Group, Ltd. or Portly Trading Corp.;

         b. Any and all brokerage accounts at Wall Street Equities, New York, New York in the name of Crabbe Capital Group, Ltd. or SBG Advisors, Ltd.; and

         c. Any and all brokerage accounts at Dain Rauscher & Co. in New York, New York in the name of Crabbe Capital Group; all of which constitute proceeds obtained from racketeering activity.

         129. Said defendants are jointly and severally liable to the United States for these amounts described in the preceding paragraph.

                          Substitute Assets Provision

         130. If any of the property described above as being subject to forfeiture, as a result of any act or omission of the defendants--

                  (a) cannot be located upon the exercise of due diligence;

                  (b) has been transferred or sold to, or deposited with, a third party;

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
                  (C) has been placed beyond the jurisdiction of the court;

                  (d) has been substantially diminished in value; or

                  (e) has been commingled with other property which cannot be divided without difficulty;

it is the intention of the United States, pursuant to Title 18, United States Code, Section 1963(m), to seek forfeiture of any other property of the defendants up to the value of the forfeitable property, including, but not limited to, the following property:

         (i) Any right, title, and interest held by JAMES LABATE, a/k/a "Jimmy," the defendant, in the real property and appurtenances known as 282 South Railroad Street, Staten Island, New York.

         (ii) Any right, title, and interest held by SALVATORE R. PIAZZA, the defendant, in real property and appurtenances known as 8 Dehart Avenue, Hewitt, New Jersey.

         (iii) Any right, title, and interest held by FRANK A. PERSICO, a/k/a "Frankie," the defendant, in the real property and appurtenances known as 129 Salamander Court, Staten Island, New York.

         (iv) Any right, title, and interest held by ANTHONY

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
P. STROPOLI, the defendant, in the real property and appurtenances known as 24 Surrey Drive, Old Bridge, New Jersey.

         (v) Any right, title, and interest held by ROBERT P. GALLO, a/k/a "Bobby," the defendant, in the real property and appurtenances known as 132 Windswept Lane, Freehold, New Jersey.

         (vi) Any right, title, and interest held by MICHAEL T. GRECCO, the defendant, in the real property and appurtenances known as 28 Maine Avenue, Staten island, New York.

         (vii) Any right, title, and interest held by VINCENT G. LANGELLA, a/k/a "Vinny," the defendant, in the real property and appurtenances known as 21 Lorraine Loop, Staten Island, New York.

         (viii) Any right, title, and interest held by WILLIAM F. PALLA, the defendant, in the real property and appurtenances known as 141 Cardiff Lane, Haverford, Pennsylvania.

         (Title 18, United States Code, Section 1963(a).)


/s/ ILLEGIBLE                                /s/ MARY JO WHITE
-----------------------                      ------------------------
FOREPERSON                                   MARY JO WHITE
                                             United States Attorney



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